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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): August 11, 2003 (August 11, 2003)
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                             The Warnaco Group, Inc.
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             (Exact name of Registrant as specified in its charter)

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
                 Delaware                                   001-10857                        95-4032739
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(State or other jurisdiction of incorporation)       (Commission File Number)     (IRS Employer Identification No.)


90 Park Avenue, New York, New York                                                                     10016
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(Address of principal executive offices)                                                            (Zip Code)
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Registrant's telephone number, including area code:  (212) 287-8000

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On August 11, 2003, The Warnaco Group, Inc. issued a press release announcing first half and second quarter results for the period ended July 5, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of this Form 8-K. The information contained in the press release is incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE WARNACO GROUP, INC.


Date: August 11, 2003                      By: /s/ Jay A. Galluzzo
                                               -------------------------------
                                               Name: Jay A. Galluzzo
                                               Title: Vice President, General
                                                      Counsel and Secretary

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                                  EXHIBIT INDEX

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EXHIBIT NO.  DOCUMENT
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  99.1       Press Release, dated August 11, 2003
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